                      Supplement dated November 2, 2000 to
                     the Prospectus dated October 25, 2000

                                ---------------

                         NUVEEN UNIT TRUSTS, SERIES 107

           The Legg Mason Prime Opportunity Portfolio, October, 2000

                                ---------------

The second sentence of the "Overview" section of the Prospectus is amended to replace the reference to Legg Mason, Inc. with Legg Mason Wood Walker, Incorpo-rated. The stocks in the Portfolio were selected by the investment profession-als at Legg Mason Wood Walker, Incorporated and the Portfolio is offered exclu-sively through Legg Mason Wood Walker, Incorporated.

All references in the Prospectus to "Legg Mason" are meant to be references to Legg Mason Wood Walker, Incorporated. Legg Mason Wood Walker, Incorporated is a wholly owned subsidiary of Legg Mason, Inc.

                                      ---
                                      S-1